SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2004

STRATAGENE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50786	33-0683641

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

11011 North Torrey Pines Road
La Jolla, California 92037

(Address of Principal Executive Offices, including zip code)

(858) 535-5400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit
Number	Description of Exhibit
99.1	Transcript of conference call held by Stratagene Corporation on June 10, 2004.

ITEM 9. Regulation FD Disclosure.

     On June 10, 2004, Stratagene Corporation held a conference call regarding its financial results for the first fiscal quarter ended March 31, 2004. A copy of the transcript of this conference call is attached hereto as Exhibit 99.1.

     In accordance with General Instruction B.2. of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such information shall not be incorporated by reference into any filing of Stratagene Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2004	STRATAGENE CORPORATION
	By:	/s/ Reginald P. Jones
	Name:	Reginald P. Jones
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Transcript of conference call held by Stratagene Corporation on June 10, 2004.